UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2006 (March 31, 2006)

Lightstone Value Plus Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 Third Street Lakewood, New Jersey 08701
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2006, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the March 31, 2006 acquisition of a retail outlet mall located in St. Augustine, Florida (the “Property”), as described in the Current Report. This Amendment to the Current Report includes financial information relating to the Property.

The opening of a competing property across the street resulted in a majority of the major tenants leaving the Property before its sale. The loss of these tenants directly impacted the level of rents that could be commanded from new tenants and left the property in a non-representative state of occupancy. Therefore, the appreciation potential of the Property, rather than current rental or occupancy rates, was the primary factor considered by the Registrant in assessing the Property.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report
Statement of Revenues and Certain Expenses for the Year Ended December 31, 2005
Notes to Statement of Revenues and Certain Operating Expenses

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information
Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Exhibits. None.

INDEPENDENT AUDITORS’ REPORT

To the Member of
LVP St. Augustine Outlets, LLC

We have audited the accompanying statement of revenues and certain operating expenses (the “Summary Statement”) of the shopping center located in St. Augustine, Florida (the “Property”) for the year ended December 31, 2005. This Summary Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Summary Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Summary Statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary Statement, assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the Summary Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust, Inc.) as described in Note 1 to the Summary Statement and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Summary Statement presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Summary Statement of the shopping center located in St. Augustine, Florida, for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the Unites States of America.

/s/ Rampell and Rampell, P.A.

Palm Beach, Florida
January 20, 2006

LVP ST. AUGUSTINE OUTLETS, LLC
Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2005

Revenues:
Rental income	$3,697,004
Escalation income	1,074,986
Other income	304,557
Total revenues	5,076,547

Certain operating expenses:
Advertising	637,650
Real estate taxes	598,855
Utilities	208,715
Repairs, maintenance and supplies	820,563
Management services	183,646
Insurance	101,212
Total certain operating expenses	2,550,641
Revenues in excess of certain operating expenses	$2,525,906

See accompanying notes to statement of revenues and certain operating expenses.

LVP ST. AUGUSTINE OUTLETS, LLC
Notes to Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2005

1.	Organization

St. Augustine Outlets (the “Property”) is an enclosed, 256,000 square foot retail outlet mall located in St. Augustine, Florida. Lightstone Value Plus Real Estate Investment Trust, Inc. (“Lightstone REIT”) acquired the Property through the Lightstone Value Plus REIT, L.P., its majority owned subsidiary, (the "Operating Partnership"). The acquisition was completed on March 31, 2006 by LVP St. Augustine Outlets, LLC, a wholly owned subsidiary of the Operating Partnership.

2.	Basis of Presentation

The statement of revenues and certain operating expenses (the “Summary Statement”) has been prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Summary Statement includes the historical revenues and certain operating expenses of the Property, exclusive of items that may not be comparable to the proposed future operations of the Property.

3.	Principles of Reporting and Use of Estimates

The preparation of the Summary Statement in conformity with generally accepted accounting principles in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Significant Accounting Policies

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, including the effect of any rent holidays, which amounted to a decrease in rental income of approximately $9,000 for the year ended December 31, 2005.

Rental payments under certain leases are based on a minimum rental amount plus a percentage of the lessee’s sales in excess of stipulated amounts (“Percentage Rent”). Approximately $122,000 of Percentage Rent was recorded for the year ended December 31, 2005.

Approximately 80% (unaudited) of the Property’s net rentable space is committed under operating leases at December 31, 2005. The tenants’ leases expire in various years through 2015. One tenant, V.F. Outlet, Inc. accounts for 10% of the shopping centers rentable square footage.

LVP ST. AUGUSTINE OUTLETS, LLC
Notes to Statement of Revenues and Certain Operating Expenses (Continued)

Bad Debt Expense

Accounts are charged to bad debts expense as they are deemed uncollectible based upon a periodic review by management.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

5.	Leases

The aggregate annual minimum future rental revenue on non-cancelable operating leases in effect as of December 31, 2005 is as follows:

Year Ending
December 31,	Amount

2006	$2,608,000
2007	1,759,000
2008	1,307,000
2009	835,000
2010	263,000
Thereafter	269,000
Total	$7,041,000

Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, insurance, real estate taxes, and operating cost escalations.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

On March 31, 2006, we acquired a 256,000 square foot retail outlet mall located in St. Augustine, Florida (“St. Augustine Outlets”), through LVP St. Augustine Outlets, LLC, a wholly owned subsidiary of Lightstone Value Plus REIT, L.P., our operating partnership. The acquisition price for the Property was approximately $26.9 million, including acquisition-related transaction costs of approximately $.9 million. Approximately $4.5 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $22.4 million was funded with a fixed rate loan secured by the acquired property.

In as much as the acquisition has been reflected in our March 31, 2006 Balance Sheet, as filed in our quarterly report on Form 10-Q for the quarter ended March 31, 2006, no pro forma balance sheet is required.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired St. Augustine Outlets on January 1, 2006. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the quarter ended March 31, 2006. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Three Months Ended
	March 31, 2006			Pro Forma
	as Reported	Pro Forma		Three Months Ended
	(a)	Adjustments		March 31, 2006

Rental revenue	$12,810	$1,140,090	(b)	$1,152,900

Expenses
Property operating expense	8,792	437,124	(b)	445,916
Real estate taxes	1,641	146,049	(b)	147,690
Property management fees	-	57,645	(c)	57,645
Asset management fees	-	35,750	(d)	35,750
General and administrative	95,776	-		95,776
Depreciation and amortization	1,520	135,280	(e)	136,800
Total expenses	107,729	811,848		919,577

Operating income (loss)	(94,919)	328,242		233,323

Other income	9,386	-		9,386
Interest Expense	(4,663)	(415,007)	(f)	(419,670)
Loss allocated to minority interest	34	34	(g)	68

Net loss	$(90,162)	$(86,731)		$(176,893)

Basic and diluted loss per common
share	$(0.37)			$(0.38)

Basic and diluted weighted average
shares outstanding	244,210	226,890	(h)	471,100

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired St. Augustine Outlets on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K/A for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

		Statement of
	Year Ended	Revenues and
	December 31, 2005	Certain			Pro Forma
	as Reported	Operating Expenses	Pro Forma		Year Ended
	(a)	(b)	Adjustments		December 31, 2005

Rental revenue	$-	$5,076,547	$562,637	(c)	$5,639,184

Expenses
Property operating expense	-	1,768,140			1,768,140
Real estate taxes	-	598,855			598,855
Property management fees	-	183,646	98,313	(d)	281,959
Asset management fees	-	-	143,000	(e)	143,000
General and administrative	117,571	-	-		117,571
Depreciation and amortization	-	-	547,287	(f)	547,287
Total expenses	117,571	2,550,641	788,600		3,456,812

Operating income (loss)	(117,571)	2,525,906	(225,963)		2,182,372

Interest Expense	-	-	(1,679,187)	(g)	(1,679,187)
(Income) loss allocated to
minority interest	1,164	-	(1,356)	(h)	(192)

Net income (loss)	$(116,407)	$2,525,906	$(1,906,506)		$502,993

Basic and diluted income (loss)
per common share	$(5.82)				$1.07

Basic and diluted weighted
average shares outstanding	20,000		451,100	(i)	471,100

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2006

a.	Represents our historical operations for the three months ended March 31, 2006.

b.	Approximates historical revenues, as adjusted for pro forma amortization of in-place and below market lease values, and certain expenses of St. Augustine Outlets.

c.
Reflects the property management fees associated with the current management of St. Augustine Outlets. The property is managed by Prime Retail Property Management, an affiliate of our Advisor, for a fee of 5.0% of annual gross revenues, as defined in the property management agreement.

d.	Reflects the asset management fees associated with St. Augustine Outlets. The asset is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

e.	Reflects the depreciation of St. Augustine Outlets using the straight-line method over a 40 year estimated useful life.

f.	Reflects interest expense on the Wachovia mortgage, and amortization of deferred financing costs over the 10-year term of the loan.

g.	Reflects the allocation of net earnings to the minority interest in our Operating Partnership.

h.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in St. Augustine Outlets.

i.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

a.	Represents our historical operations for the year ended December 31, 2005.

b.	Reflects the historical revenues and certain expenses of St. Augustine Outlets.

c.
Includes pro forma amortization of in-place and below market lease values, which have approximate lives of 32 months and 11 months, respectively, based on the remaining non-cancelable terms of the leases.

d.
Historical property management fees for St. Augustine Outlets have been eliminated and replaced by property management fees associated with the current management of St. Augustine Outlets. The property is managed by Prime Retail Property Management, an affiliate of our Advisor, for a fee of 5.0% of annual gross revenues, as defined in the property management agreement.

e.	Reflects the asset management fees associated with St. Augustine Outlets. The asset is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

f.	Reflects the depreciation of St. Augustine Outlets using the straight-line method over a 40 year estimated useful life,

g.	Reflects interest expense on the Wachovia mortgage, and amortization of deferred financing costs over the 10-year term of the loan.

h.	Reflects the allocation of net earnings to the minority interest in our Operating Partnership.

j.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in St. Augustine Outlets.

k.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: June 8, 2006	By:	/s/ Michael Schurer
Michael Schurer
Chief Financial Officer and Treasurer